UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________________

SCHEDULE 14A
______________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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VYOME HOLDINGS, INC.
(Name of Registrant as Specified in its Charter)

__________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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One Mifflin Place, Suite 400
Cambridge, MA 02138

March 30, 2026

DEAR STOCKHOLDER:

It is my pleasure to invite you to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Vyome Holdings, Inc. (the “Company,” “we,” “our” or “us”). The Annual Meeting will be held on April 24, 2026, at 12:00 p.m., Eastern Time at the offices of Sichenzia Ross Ference Carmel LLP, 1185 Avenue of the Americas, 26th Floor, New York, NY 10036. At the Annual Meeting you will be asked to consider and vote on the following proposals:

1.      To elect Venkat Nelabhotla and John Tincoff as Class II directors, each to serve until our 2029 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.      To approve an amendment to our Restated Certificate of Incorporation, as amended, to reduce the number of shares of common stock authorized for issuance from 300,000,000 to 50,000,000 shares;

3.      To vote upon the ratification of the appointment of Kreit & Chiu CPA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

4.      To hold an advisory vote on the compensation of our named executive officers; and

5.      To transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

The enclosed Notice of Annual Meeting of Stockholders (“Notice”) and Proxy Statement describe the proposals to be considered and voted upon at the Annual Meeting. Our board of directors (the “Board” or “Board of Directors”) has fixed the close of business on March 2, 2026, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. The accompanying Proxy Statement contains details concerning the foregoing items, as well as information on how to vote your shares. Other detailed information about our business and operations, including our audited financial statements, are included in our 2025 Annual Report. We urge you to read and consider these documents carefully.

We look forward to your engagement with the Annual Meeting.

Sincerely,

/s/ Venkat Nelabhotla
Venkat Nelabhotla
Chief Executive Officer

NOTICE OF ANNUAL MEETING OF VYOME HOLDINGS, INC. STOCKHOLDERS

TO THE STOCKHOLDERS OF VYOME HOLDINGS, INC.:

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of VYOME HOLDINGS, INC. (the “Company,” “we,” “our” or “us”) will be held on April 24, 2026, at 12:00 p.m., Eastern Time.

At the Annual Meeting you will be asked to consider and vote on the following proposals:

1.      To elect Nelabhotla and John Tincoff as Class II directors, each to serve until our 2029 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.      To approve an amendment to our Restated Certificate of Incorporation, as amended, to decrease the number of shares of common stock authorized for issuance from 300,000,000 to 50,000,000 shares;

3.      To vote upon the ratification of the appointment of Kreit & Chiu CPA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

4.      To hold an advisory vote on the compensation of our named executive officers; and

5.      To transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

You are cordially invited to attend the Annual Meeting. Only stockholders of record at the close of business on March 2, 2026 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the meeting.

The attached Proxy Statement and the enclosed proxy materials are first being mailed to our stockholders on or about March 30, 2026.

This Notice, this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (our “2025 Annual Report”) filed with the Securities and Exchange Commission (“SEC”) on March 18, 2026 are also available through the Internet at www.proxyvote.com.

YOUR VOTE IS IMPORTANT. Whether you expect to attend the Annual Meeting or not, please vote your shares by Internet or by mail pursuant to the instructions included on the proxy card or voting instruction card.

By Order of the Board of Directors:
/s/ Venkat Nelabhotla
Venkat Nelabhotla
Chief Executive Officer
March 30, 2026

Vyome Holdings, Inc.

Proxy Statement

i

VYOME HOLDINGS, INC.

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 12:00 p.m., Eastern time, on April 24, 2026

This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors for use at our 2026 Annual Meeting of Stockholders, and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on April 24, 2026, at 12:00 p.m., Eastern Time, at the offices of Sichenzia Ross Ference Carmel LLP, 1185 Avenue of the Americas, 26th Floor, New York, NY 10036. References in this Proxy Statement to “we,” “us,” “our” or “the Company” refer to Vyome Holdings, Inc.

The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our named executive officers and our directors, and certain other required information. This Proxy Statement also provides information you will need in order to consider and act upon the matters specified in the accompanying notice of annual meeting. This Proxy Statement and the enclosed proxy card are being mailed to shareholders on or about March 30, 2026.

THE INFORMATION PROVIDED IN THE “QUESTION AND ANSWER” FORMAT
BELOW IS FOR YOUR CONVENIENCE ONLY AND IS MERELY A SUMMARY OF
THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD
READ THIS ENTIRE PROXY STATEMENT CAREFULLY.

NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may relate to our future financial performance, business operations, and executive compensation decisions, or other future events. You can identify forward-looking statements by the use of words such as “anticipate,” “believe,” “could,” “expect,” “intend,” “may,” “will,” or the negative of such terms, or other comparable terminology. Forward-looking statements also include the assumptions underlying or relating to such statements. We have based these forward-looking statements on our current expectations and projections about future events that we believe may affect our business, results of operations and financial condition.

The outcomes of the events described in these forward-looking statements are subject to risks, uncertainties and other factors described in the section titled “Risk Factors,” and elsewhere, in the 2025 Annual Report, as well as the other reports we file with the Securities and Exchange Commission (the “SEC”). We cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those expressed or implied in the forward-looking statements. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made except as may be required under applicable securities law.

Questions and Answers About the Annual Meeting

What items will be voted on at the Annual Meeting?

Stockholders will vote on the following items at the Annual Meeting (collectively, the “Proposals”):

1.      To elect Venkat Nelabhotla and John Tincoff as Class II directors, each to serve until our 2029 annual meeting of stockholders and until their respective successors are duly elected and qualified (the “Election of Directors Proposal”);

2.      To approve an amendment to our Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to reduce the number of shares of common stock, par value $0.001 per share (the “Common Stock”), authorized for issuance from 300,000,000 to 50,000,000 shares (the “Authorized Common Stock Decrease Proposal”);

3.      To vote upon the ratification of the appointment of Kreit & Chiu CPA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Ratification Proposal”);

4.      To approve on an advisory basis, on the compensation of our named executive officers (the “Advisory Vote on Executive Compensation” and, collectively with the Election of Directors Proposal, the Authorized Common Stock Decrease Proposal and the Auditor Ratification Proposal, the “Proposals”); and

5.      To transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

When and where is the Annual Meeting?

The Annual Meeting will be held on April 24, 2026 at 12:00 p.m., Eastern Time, at the offices of Sichenzia Ross Ference Carmel LLP located at 1185 Avenue of the Americas, 26th Floor, New York, NY 10036.

How many shares must be present or represented to conduct business at the Annual Meeting?

A quorum is necessary to hold a valid meeting of stockholders. In accordance with our bylaws, the presence at the Annual Meeting, in person or by proxy, of the holders of at least one-third of the voting interest of all shares of our common stock entitled to vote, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions will be counted as present and entitled to vote for purposes of determining a quorum. If your shares of common stock are held in the name of a bank, broker, or other nominee, you must provide your bank, broker, or other nominee with instructions on how to vote your shares of our common stock. If you do not provide voting instructions for any of the Proposals, your shares of our common stock will not be voted on any Proposal, as your bank, broker, or other nominee will not have discretionary voting authority with respect to any of the Proposals and your shares of our common stock will not be counted as present and entitled to vote for purposes of determining a quorum.

Who may vote at the Annual Meeting?

Stockholders of record as of the close of business on March 2, 2026 (the “Record Date”) are entitled to receive notice of, to attend, and to vote at the Annual Meeting. As of the Record Date, there were 7,018,528 shares of our common stock issued and outstanding, held by approximately 13,200 holders of record.

The shares to be voted include shares of our common stock that are (i) held of record directly in a stockholder’s name and (ii) held for stockholders in “street name” through a broker, bank or other nominee. If your shares are registered directly in your name with our stock transfer agent, Equiniti Trust Company, LLC (“Equiniti”), you are considered the “stockholder of record” with respect to those shares. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of those shares.

If you hold your shares of our common stock through a broker, bank or other representative, generally the broker, bank or representative may only vote the common stock that it holds for you in accordance with your instructions. However, under the rules that govern brokers who have record ownership of shares that are held in street name for their clients who are the beneficial owners of the shares, brokers have the discretion to vote such shares on routine matters.

Therefore, if the broker, bank or representative has not timely received your instructions, it may vote on certain matters for which it has discretionary voting authority. The Authorized Common Stock Decrease Proposal and the Auditor Ratification Proposal are each considered a routine matter. Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “FOR” the Authorized Common Stock Decrease Proposal and the Auditor Ratification Proposal. We believe that all of the other Proposals to be voted upon at the meeting will be considered “non-routine.” Thus, a broker or other nominee cannot vote without instructions on these non-routine matters, and consequently, if your shares are held in street name, you must provide your broker or nominee with instructions on how to vote your shares in order for your shares to be voted on those proposals.

What vote is required to approve the Proposals?

Proposal No. 1 (Election of Venkat Nelabhotla and John Tincoff as Class II Directors):    Directors are elected by a plurality of the votes cast. A plurality means that the nominees with the greatest number of votes are elected as directors up to the maximum number of directors to be chosen at the meeting. Proposal No. 1 is a non-routine matter. Therefore, if your shares are held by your brokerage firm in street name and you do not timely provide voting instructions with respect to your shares, your brokerage firm cannot vote your shares on Proposal No. 1. Shares held in street name by banks, brokerage firms or other nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal No. 1 will not be counted as votes FOR or WITHHELD from any nominee. As a result, such “broker non-votes” will have no effect on the voting on Proposal No. 1. Votes that are withheld will not be included in the vote tally for the election of directors and will not affect the results of the vote.

Proposal No. 2 (Approval of the decrease in the number of shares of Common Stock authorized for issuance):    To approve Proposal No. 2, holders of at least a majority of the outstanding shares of Common Stock entitled to vote at the meeting must vote FOR the proposal. Abstentions will have the effect of a vote against Proposal No. 2. Proposal No. 2 is a routine matter. Therefore, if your shares are held by your bank, broker or other nominee in street name and you do not vote your shares, your bank, broker or other nominee may vote your shares on Proposal No. 2.

Proposal No. 3 (Auditor Ratification):    To approve Proposal No. 3, holders of a majority of the votes cast on the matter must vote FOR the proposal. For the ratification of the selection of Kreit & Chiu CPA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, the votes cast FOR must exceed the votes cast AGAINST. Only FOR and AGAINST votes will affect the outcome. Abstentions will have no effect on the voting of Proposal No. 3. Proposal No. 3 is a routine matter. Therefore, if your shares are held by your bank, broker or other nominee in street name and you do not vote your shares, your bank, broker or other nominee may vote your shares on Proposal No. 3.

Proposal No. 4 (Advisory Vote on Executive Compensation):    Please note that Proposal No. 4 is an “advisory” vote, meaning that the stockholder votes on this item is for the purpose of enabling stockholders to express their point of view or preference on this proposal, but is not binding on the Company or its Board of Directors and does not require the Company or its Board of Directors to take any particular action in response to the stockholder vote. Proposal No. 4 is a non-routine matter. Therefore, if your shares are held by your brokerage firm in street name and you do not timely provide voting instructions with respect to your shares, your brokerage firm cannot vote your shares on Proposal No. 4. Shares held in street name by banks, brokerage firms or other nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal No. 4 will not be counted as votes FOR or AGAINST any nominee. As a result, such “broker non-votes” will have no effect on the voting on Proposal No. 4. The Board intends to consider fully the votes of our stockholders in the context of any further action with respect to this proposal.

How does the Company’s Board of Directors recommend that I vote?

Our Board of Directors recommends a vote (1) “FOR” all nominees listed in the Election of Directors Proposal, (2) “FOR” the Authorized Common Stock Decrease Proposal, (3) “FOR” the Auditor Ratification Proposal, (4) “FOR” the Advisory Vote on Executive Compensation, and (5) with respect to any other matters that may properly come before the Annual Meeting, at the discretion of the proxy holders. We do not presently anticipate that any other business will be presented for action at the Annual Meeting.

How do I vote?

If you are a beneficial owner of shares registered in the name of your broker or other nominee, you may vote using the following methods:

•        At the Annual Meeting.    To vote at the Annual Meeting, you must obtain a valid proxy from your broker or other nominee. Follow the instructions from your broker or other nominee, or contact them to request a proxy form.

•        By Internet.    You may vote through the Internet if your broker or other nominee makes this method available, in which case the instructions will be included in the proxy materials provided to you.

•        By Telephone.    You may vote by telephone if your broker or other nominee makes this method available, in which case the instructions will be included in the proxy materials provided to you.

•        By Mail.    If you received a proxy card and voting instructions from the broker or other nominee holding your shares rather than from us, follow the instructions on the proxy card.

Can I change my vote after I have mailed my proxy card?

Yes. Whether you attend the Annual Meeting or not, any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. If you are a stockholder of record, your proxy may be revoked in writing to the Company’s Secretary, at or before the taking of the vote at the Annual Meeting. A written notice of revocation or a duly executed proxy, in either case later dated than the prior proxy relating to the same shares, will be treated as the final vote.

Holders of record may also revoke their proxies by attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not itself revoke a proxy. Any written notice of revocation or subsequent proxy should be sent so as to be delivered to the Secretary, Vyome Holdings, Inc., One Mifflin Place, Suite 400, Cambridge, MA 02138. Any written notice of revocation must be received at such address by 11:59 p.m., Eastern time, on April 23, 2026.

If you hold your shares in “street name” through a broker, dealer, commercial bank, trust company, or other nominee, you should follow the instructions of such broker or other nominee regarding revocation of proxies.

How are proxies solicited for the Annual Meeting?

Our Board of Directors is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We may, on request, reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank, or other nominee holds shares of our common stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.

Where can I find the results of the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting. If final voting results are not available to us within four business days following the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will file an additional Current Report on Form 8-K to publish the final voting results within four business days of such final voting results being made available to us.

Am I entitled to any dissenters’ rights or appraisal rights with respect to the Proposals?

No. Our stockholders are not entitled to dissenters’ rights or appraisal rights under the General Corporation Law of the State of Delaware (the “DGCL”) for the matters being submitted to stockholders at the Annual Meeting, and we will not independently provide stockholders with any such right.

Who can help answer my other questions?

If you have more questions about the Proposals or voting, you should contact the Secretary, Vyome Holdings, Inc., One Mifflin Place, Suite 400, Cambridge, MA 02138.

Proposal No. 1: The Election of Directors Proposal

Our Board of Directors currently has six members: Krishna K. Gupta, Shiladitya Sengupta, Stash Pomichter, Mohanjit Jolly, Venkat Nelabhotla and John Tincoff, divided into three classes with staggered three-year terms. At this year’s annual meeting, proxies will be solicited to re-elect Venkat Nelabhotla and John Tincoff as Class II directors to serve until the 2029 annual meeting, or until their respective successor is elected and qualified. Each of the nominees has agreed to serve as a director if elected. Proxies may not be voted for more than two Class II directors. If, for any reason, any nominee becomes unable to serve before the election, the persons named as proxies will vote your shares for a substitute nominee selected by the Board of Directors. Alternatively, the Board of Directors, at its option, may reduce the number of directors comprising the Board of Directors.

Information regarding Board of Directors:

The following information has been provided with respect to the members of the Company’s Board of Directors, including the nominees for re-election at the annual meeting.

CLASS I DIRECTORS — Continuing in office until the 2028 Annual Meeting

Krishna K. Gupta, age 38, has served as a member and Chairman of our Board of Directors since August 2025. He is the founder and CEO of REMUS Capital, a technology-focused venture capital firm he initially founded in 2008. Mr. Gupta serves as a director on the boards of several privately held companies, including: Ceres AI, which provides Vision AI in agriculture; Spotta, which develops smart insect and pest monitoring solutions; and ZeroCater, which provides catering technology for enterprises. He is a co-founder and Chairman of Presto Phoenix, a market leader in conversational AI for restaurant drive-thrus, the first investor in Ginger, which was a leader in conversational AI for mental health and merged with Headspace, and the lead Series A investor in EquipmentShare, a leader in technology-enabled equipment rental for construction. Mr. Gupta has also served as a member of the board of directors of Allurion Technologies (NYSE: ALUR) since 2015. Prior to REMUS Capital, Mr. Gupta held roles at McKinsey & Company, a management consulting firm, and JPMorgan, an investment banking firm, where he advised several Fortune 100 clients on tech M&A deals. Mr. Gupta holds B.S. degrees in materials science and engineering, as well as in management sciences, both from the Massachusetts Institute of Technology. Mr. Gupta’s prior experience in investing in technology and healthcare businesses, and public company experience, qualify him to serve as Chairman of our Board.

Shiladitya Sengupta, Ph.D., age 54, has served as a member of our Board of Directors since August 2025. He is a Co-founder of Vyome Therapeutics, Inc., our operational subsidiary (“VTI”). He is a founder and board member of Vyome Biosciences Private Limited since 2011. Dr. Sengupta is an associate professor of medicine at the Harvard Medical School since 2019, a principal investigator at the Dana Farber Cancer Institute since 2006, faculty member at the Health Science and Technology program at the Massachusetts Institute of Technology since 2005, and the director of Center for Engineered Therapeutics at the Brigham and Women’s Hospital since 2018. His research group develops and applies nanotechnology and bioengineering tools for studying disease pathology, and designs novel drugs based on the understanding of the disease pathology. Dr. Sengupta is a co-founder and a member of the board of directors of Alyssum Therapeutics (venture backed) since 2019, a co-founder of Cerulean Pharmaceuticals (listed on NASDAQ), the founder and board member of India Innovation Research Center since 2011and was a founding director of Famygen Inc, (acquired by Viatris). Several of his research works have been translated to the clinics and have been commercialized. His honors include the Era of Hope Scholar award from the U.S. Department of Defense, the TR35 Top 35 Innovator from MIT Technology Review, TED Fellow, and Fellow of the Cambridge Commonwealth Society, and the Shakuntala Amir Chand Prize from Indian Council of Medical Research. Dr. Sengupta obtained his undergraduate education at the All India Institute of Medical Sciences, receiving a BS and MS. in medical pharmacology, where he received the Geeta Mital Gold Medal for best research in oncology. He then received a Ph.D. in pharmacology from Trinity College, University of Cambridge, where he was a Nehru Scholar and a Chevening Scholar. He completed his fellowship in biological engineering from Massachusetts Institute of Technology, and joined the faculty at Harvard in 2005. Dr. Sengupta has published over 100 papers, including in top journals such as Nature and Cell.

Stash Pomichter, age 26, has served as a member of our Board of Directors since August 2025. Mr. Pomichter has engineering, operating, and investing experience. Mr. Pomichter is a venture partner at REMUS Capital. He has also served as a co-founder and board director at Oculo Inc. and Mach Industries Inc., and board observer roles at companies including Allurion Technologies (NYSE: ALUR) and Presto Automation. As a technical founder,

Mr. Pomichter has operated across healthcare, defense, and other contrarian verticals, starting companies that have gone onto raise more than $100m in venture capital funding. Mr. Pomichter has applied a hands-on approach to company building and his primary focus areas are AI applications in healthcare and other frontier industries. Mr. Pomichter attended the Massachusetts Institute of Technology where he studied Electrical Engineering & Computer Science before dropping out to pursue entrepreneurship and investing ventures, and has spent the last nine years building primarily science-backed MIT spinouts.

CLASS II DIRECTORS — Nominees for re-election at the Annual Meeting to serve until the 2029 Annual Meeting

Venkat Nelabhotla, age 65, has served as a member of our Board of Directors and as our Chief Executive Officer since August 2025. He is the co-founder of and was the Chief Executive Officer and a member of the board of VTI since August 2017. Previously, he was co-founder and Chief Executive Officer of Vyome Biosciences Private Limited from August 2013. Mr. Nelabhotla is a seasoned senior executive with over 35 years of success across the pharmaceuticals, biotech, and consumer products industries. He brings a wealth of experience in driving corporate growth, innovation, global expansion, and organizational scaling. Mr. Nelabhotla has held key leadership roles at companies including Vyome Therapeutics Inc (“VTI”), Vyome Biosciences Private Limited, Emami Ltd., Aurobindo Pharma, Shantha Biotechnics (a Sanofi company), and CavinKare, where he has created significant value growth. As co-founder and chief executive officer of VTI, Mr. Nelabhotla has built a unique pipeline of products, secured significant funding for the Company’s growth, and led the transaction to take Vyome Therapeutics public on Nasdaq through a reverse merger with concurrent financing. Before co-founding VTI, Mr. Nelabhotla served as co-founder and chief executive officer of Vyome Biosciences Private Limited, where he raised early stages of funding and advanced product pipeline development and commercialization of certain products. Mr. Nelabhotla served as chief executive officer and executive director of Emami Limited (EMAMILTD.NS) from June 2007 to September 2010, a publicly listed company, playing a pivotal role in significantly increasing the company’s market capitalization through all-around organizational growth, including M&A. Mr. Nelabhotla also served as senior vice president at Aurobindo Pharma (AUROPHARMA.NS) from June 2005 to June 2007, contributing to significant revenue growth, and served as a senior executive at Shantha Biotechnics Private Limited (a Sanofi company) from June 2002 to June 2005, where he successfully launched biosimilar products and worked on developing a vaccine portfolio strategy. Mr. Nelabhotla also served as president of CavinKare Private Limited from September 1994 to June 2000; during his tenure, the company experienced a manyfold increase in revenues and multiple brand launches.

John Tincoff, age 39, has served as a member of our Board of Directors since August 2025. He has been a Partner at REMUS Capital since 2019. Mr. Tincoff co-manages the firm and leads its industrial AI investing practice, while also working on early-stage investments across companies spanning verticals including healthcare, energy, retail, agriculture, pharma, and manufacturing. In addition, he has served as a board member for five Remus portfolio companies where he led investments and was a board observer to over half a dozen more. He has considerable experience in governance and continues to serve as a mentor to young technology startups at incubators and university labs, including at the MIT Climate & Energy Prize. Prior to investing, Mr. Tincoff worked at a sister firm of REMUS Capital that provided strategic advisory services to venture-backed tech companies. As a partner there, he worked with founders, CEOs, and boards by advising on M&A, capital raising, strategic partnerships, and growth initiatives for a suite of early and growth-stage startups. John started his career working in energy & industrials investment banking. He earned a B.S. in Political Economy from Georgetown University’s Walsh School of Foreign Service.

CLASS III DIRECTOR — Continuing in office until the 2027 Annual Meeting

Mohanjit Jolly, age 56, has served as a member of our Board of Directors since August 2025. He has also served as a member of the Board of Vyome Therapeutics, Inc. since January 2019. Mr. Jolly has been working with and investing in technology startups in the US and India for over 20 years. He is one of the few venture capitalists who has been actively on the ground as a partner in both India and Silicon Valley. In January 2016, Mr. Jolly co-founded, and is a Partner at Iron Pillar, a tech growth firm investing in the US-India corridor. Mr. Jolly has led Iron Pillar’s investments in Jiffy (AI For Wealth Management), Uniphore (Business AI Platform), Ushur (AI led Customer Experience Automation), Freehand (AI for Logistics), CoreStack (AI led Cloud Governance), Fold Health (AI enabled tech stack for value based care) and Sibros (Automotive communication platform). Before co-founding Iron Pillar in 2016, Mr. Jolly served as Partner and Managing Director at Draper Fisher Jurvetson (DFJ) for 9 years, establishing their India operations, overseeing their India venture portfolio and coordinating business development efforts with Fortune 500 companies for DFJ’s global portfolio. Prior to this, Mr. Jolly was a Partner at Garage Technology Ventures, a

Silicon Valley seed stage VC firm. During his early years in California, Mr. Jolly helped launch ViaSpace, a technology incubator in conjunction with Caltech and JPL, and Intel Play, a joint venture between Mattel and Intel. He also worked at Itek Optical Systems, a Boston based manufacturer of high-resolution reconnaissance systems. Mr. Jolly serves on the non-profit Board of The Unreasonable Group. Mr. Jolly earned his MBA from The Anderson School at UCLA and a B.S. and M.S. in Aeronautics and Astronautics from The Massachusetts Institute of Technology (MIT).

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a plurality of the shares of common stock present and entitled to vote at the annual meeting with respect to the election of directors is required for the election of the nominees to the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF VENKAT NELABHOTLA AND JOHN TINCOFF AS CLASSS II DIRECTOR NOMINEES LISTED ABOVE.

Proposal No. 2: The Authorized common stock decrease Proposal

Introduction

Our Certificate of Incorporation currently authorizes the issuance of up to 300,000,000 shares of common shares and 10,000,000 shares of preferred stock. The Board has approved an amendment to decrease the number of authorized shares of Common Stock from 300,000,000 to 50,000,000 shares.

The proposed form of Certificate of Amendment to the Certificate of Incorporation to effect the decrease in our authorized Common Stock is attached as Appendix A to this Proxy Statement.

Following the decrease in authorized shares as contemplated in the Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”), 50,000,000 shares of Common Stock and 10,000,000 shares of preferred stock will be authorized. There will be no changes to the issued and outstanding shares of Common Stock or preferred stock as a result of the amendment.

Reasons for the Decrease in our Authorized Common Stock

Our Board of Directors has determined that the decrease in our authorized shares of Common Stock is in the best interests of the Company and unanimously recommends approval by the stockholders. This proposed reduction reflects the Company’s current and anticipated future capital needs and will help avoid unnecessary administrative complexity, reduce the annual Delaware franchise tax obligation, and alleviate potential dilution concerns associated with having a large number of unused authorized shares.

As of the Record Date 7,018,528 shares of our Common Stock were outstanding out of the 300,000,000 shares that we are authorized to issue. 199,389 shares are reserved for issuance under our existing equity incentive plans and convertible securities. The remaining authorized but unissued shares significantly exceed the Company’s current and reasonably foreseeable capital requirements.

The Board believes that maintaining a lower number of authorized shares:

•        Reflects prudent corporate governance.

•        Reduces the risk of potential dilution.

•        Demonstrates responsible capital structure management to stockholders.

The Board believes that decrease in authorized shares of Common Stock will help reduce the annual Delaware franchise tax obligation, which we expect will result in substantial savings to us. For tax year 2025, we paid approximately $155,000 in Delaware franchise taxes. We anticipate that, if we remain a Delaware corporation but the Board does not file the Certificate of Amendment to decrease the number of authorized shares of Common Stock from 300,000,000 to 50,000,000 shares, our Delaware franchise taxes will continue to be approximately $155,000 for each of the tax years 2026 and 2027 (based on our current capital structure and assets). However, if the stockholders approve the Authorized Common Stock Decrease Proposal and our Board subsequently determines to file the Certificate of Amendment in tax year 2025, we anticipate that our Delaware franchise taxes will decrease to approximately $25,000 for each of the tax years 2026 and 2027 (if we remain a Delaware corporation, based on our current assets).

Importantly, we believe the proposed reduction will still provide the Company with sufficient flexibility for future financing, strategic transactions, and equity incentive awards with the desire to avoid having an unreasonably high number of authorized shares and payment of excess franchise taxes, and that the size of the remaining available shares is appropriate to provide for our needs.

Current Plans, Proposals or Arrangements to Issue Shares of Common Stock

As of the Record Date, the Company had:

•        1,800,611 shares of Common Stock issuable upon the exercise of outstanding stock options with a weighted-average exercise price of $0.84 per share;

•        199,389 shares of Common Stock reserved for future issuance under our 2025 Equity Incentive Plan; and

•        817 shares of Common Stock issuable upon exercise of warrants to purchase Common Stock which will expire at various times from June 2026 to December 2029 at exercise prices ranging from $0.92 to $46,400.00 per share.

Other than as set forth above, the Company has no current plans, proposals or arrangements, written or oral, to issue any shares of Common Stock following the filing of the proposed amendment.

Effects of the Decrease in Authorized Common Stock

The proposed amendment will not affect the rights of existing stockholders or any currently issued and outstanding shares of common stock. It will not change the number of authorized shares of preferred stock, nor will it have any impact on the Company’s issued and outstanding shares, voting rights, or other corporate governance provisions.

Dissenters’ Rights of Appraisal

Under Delaware law, stockholders are not entitled to appraisal rights with respect to the proposed amendment, and we will not independently provide our stockholders with any such right.

Procedure for Implementing the Amendment

The decrease in our authorized Common Stock will become effective upon the filing of the Certificate of Amendment or such later time as specified in the filing with the Secretary of State of the State of Delaware. The form of the Certificate of Amendment is attached hereto as Appendix A. The exact timing of the filing of the Certificate of Amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders.

Interests of Officers and Directors in this Proposal

Our officers and directors do not have any substantial interest, direct or indirect, in this proposal.

Reservation of Right to Abandon Amendment to Decrease Authorized Shares of Common Stock

The Board reserves the right to abandon the amendment of the Certificate of Incorporation to decrease the number of authorized shares of our Common Stock from 300,000,000 shares to 50,000,000 shares without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of State of the State of Delaware of the Certificate of Amendment, even if the authority to amend the Certificate of Incorporation to decrease the number of authorized shares of our Common Stock from 300,000,000 shares to 50,000,000 shares has been approved by our stockholders at the Annual Meeting.

Votes Required and Board of Directors’ Recommendation

Approval of an amendment to our Certificate of Incorporation to decrease our authorized shares of Common Stock requires the affirmative vote of the majority of the outstanding shares of Common Stock entitled to vote at the meeting. Abstentions will have the effect of a vote against this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
THE APPROVAL OF THE AUTHORIZED COMMON STOCK DECREASE PROPOSAL.

Proposal No. 3: The Auditor Ratification Proposal

On August 18, 2025, Haskell & White LLP (“Haskell”), was dismissed as the independent registered public accounting firm of the Company. Effective as of August 18, 2025, Kreit & Chiu CPA LLP (“Kreit & Chiu”) was appointed to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The decision to change auditors was approved and recommended by the Company’s Audit Committee and approved by its Board of Directors.

Stockholder ratification of the appointment of Kreit & Chiu as our independent registered public accounting firm is not required by Delaware law, our certificate of incorporation or our bylaws. However, the Audit Committee is submitting the appointment of Kreit & Chiu to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

Principal Accountant Fees and Services

The following table represents aggregate fees billed to the Company for the fiscal year ended December 31, 2025 and December 31, 2024 by Haskel, RSM US LLP (“RSM”) and Kreit & Chiu, the Company’s independent registered accounting firms during such fiscal years.

	Years Ended December 31,
	2025	2024
Audit fees(1)	$537,000	$272,360
Audit-related fees(2)	761,000	374,326
Total	$1,298,000	$646,686

____________

(1)      Includes fees billed, or estimates of fees to be billed, for professional services rendered in connection with the audit of our consolidated financial statements for the referenced fiscal year ended, review of interim consolidated financial statements and services that are normally provided by Hakell, RSM and Kreit & Chiu, in connection with statutory and regulatory filings and engagements.

(2)      Includes audit related fees billed, or estimates of fees to be billed, for professional services rendered in connection with the Company’s planned merger and assets sale, reverse stock split, and other ad-hoc filings.

Administration of Engagement of Independent Auditor

The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of our independent registered public accounting firm. The Audit Committee has established a policy for pre-approving the services provided by our independent registered public accounting firm in accordance with the auditor independence rules of the SEC. This policy requires the review and pre-approval by the Audit Committee of all audit and permissible non-audit services provided by our independent registered public accounting firm and an annual review of the financial plan for audit fees. To ensure that auditor independence is maintained, the Audit Committee annually pre-approves the audit services to be provided by our independent registered public accounting firm and the related estimated fees for such services, as well as the nature and extent of specific types of audit-related, tax and other non-audit services to be provided by the independent registered public accounting firm during the year.

As the need arises, other specific permitted services are pre-approved on a case-by-case basis during the year. A request for pre-approval of services on a case-by-case basis must be submitted by our Chief Financial Officer, providing information as to the nature of the particular service to be provided, estimated related fees and management’s assessment of the impact of the service on the auditor’s independence. The Audit Committee has delegated to its Chair pre-approval authority between meetings of the Audit Committee. Any pre-approvals made by the Chair must be reported to the Audit Committee. The Audit Committee will not delegate to management the pre-approval of services to be performed by our independent registered public accounting firm.

All of the services provided by our independent registered public accounting firm in 2025 were approved by the Audit Committee under its pre-approval policies.

Change in Independent Registered Public Accounting Firm

As disclosed above, on August 18, 2025, the Company, with the prior approval of the Audit Committee of the Board of Directors, dismissed Haskell as the Company’s independent registered public accounting firm. In connection with the dismissal of Haskell, with the prior approval of the Audit Committee, the Company engaged Kreit & Chiu as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Haskell’s report on the Company’s consolidated financial statements for the fiscal year December 31, 2024 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that such reports contained a separate emphasis of matter paragraph related to substantial doubt about the Company’s ability to continue as a going concern. During the fiscal year ended December 31, 2024 and subsequent interim period through August 18, 2025, there were no disagreements with Haskell on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Haskell’s satisfaction, would have caused Haskell to make reference to the subject matter thereof in connection with its report. During such period, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K, except for material weaknesses in the Company’s internal control over financial reporting previously disclosed in the Company Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

During the two fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through August 18, 2025, neither the Company nor anyone acting on its behalf has consulted with Kreit & Chiu regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or any matter that was the subject of a disagreement or reportable event as defined in Item 304 of Regulation S-K.

The Company previously reported the dismissal of Haskell and engagement of Kreit & Chiu in a Current Report on Form 8-K filed with the SEC on August 20, 2025, provided Haskell with a copy of the disclosures, and requested that Haskel furnish it with a letter addressed to the SEC stating whether or not it agrees with the Company’s statements therein. A copy of Haskell’s letter dated August 18, 2025 was filed as an exhibit to such Form 8-K.

On April 8, 2024, the Company, with the prior approval of the Audit Committee of the Board of Directors, dismissed RSM as the Company’s independent registered public accounting firm and engaged Haskell as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 and related interim periods.

RSM’s Report of Independent Registered Public Accounting Firm on the Company’s consolidated financial statements for the fiscal years ended December 31, 2023 and 2022, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that such reports contained a separate emphasis of matter paragraph related to substantial doubt about the Company’s ability to continue as a going concern. During the fiscal years ended December 31, 2023 and 2022, and the interim period through April 8, 2024, there were no disagreements with RSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to RSM’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report on any of the Company’s financial statements for such periods. During such periods, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K, except for the material weaknesses in the Company’s internal control over financial reporting, as previously reported in Part II, Item 9A, “Controls and Procedures,” in the Company’s Annual Report on Form 10-K for the years ended December 31, 2023 and 2022, filed with the SEC on April 1, 2024 and April 17, 2023, respectively.

The Company previously reported the dismissal of RSM and engagement of Haskell in a Current Report on Form 8-K filed with the SEC on April 10, 2024, provided RSM with a copy of the disclosures, and requested that RSM furnish it with a letter addressed to the SEC stating whether or not it agrees with the Company’s statements therein. A copy of RSM’s letter dated April 8, 2024 was filed as an exhibit to such Form 8-K.

Additionally, during the fiscal years ended December 31, 2023 and 2022 and through the date of Haskell’s appointment, neither the Company nor anyone on its behalf consulted with Haskell regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the

Company that Haskell concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, any matter that was the subject of a “disagreement” with its former auditors or a “reportable event,” as those terms are defined in Item 304 of Regulation S-K.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote on Proposal No. 3 at the annual meeting will be required to ratify the selection of Kreit & Chiu.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
THE APPROVAL OF THE AUDITOR RATIFICATION PROPOSAL.

Proposal No. 4: ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010 (the “Dodd-Frank Act”), requires that we provide our stockholders with the opportunity to cast a vote on a non-binding, advisory basis, on the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC. We hold an advisory vote on our executive compensation annually. Therefore, the next advisory vote on executive compensation will be at next year’s annual meeting of stockholders.

We seek to closely align the interests of our named executive officers with the interests of our stockholders. Our compensation programs are designed to reward our named executive officers for the achievement of short-term and long-term goals, while at the same time avoiding unnecessary or excessive risk-taking. The vote on this resolution is not intended to address any specific element of compensation; rather, this vote relates to the compensation of our named executive officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.

The vote is advisory and not binding on the Company, our Board of Directors or the Compensation Committee of the Board of Directors. While this vote is not binding on the Company, the Board of Directors and the Compensation Committee of the Board of Directors will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Accordingly, we ask our stockholders to vote on the following resolution at the annual meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers for the financial year ended December 31, 2025, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, the compensation tables and the related narrative discussion, is hereby APPROVED.”

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote on Proposal No. 4 at the annual meeting will be required to approve this Proposal No. 4 on a non-binding, advisory basis.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION.

Corporate Governance

Composition of Our Board of Directors

Our Board of Directors consists of six members, each of whom are members pursuant to the board composition provisions of our certificate of incorporation.

On August 15, 2025, we amended our certificate of incorporation in accordance with our obligation under the Merger Agreement to appoint directors designated by certain persons and entities on our Board of Directors. Accordingly, the Board of Directors of the Company shall, unless determined otherwise by resolution duly adopted from time to time by the Board of Directors or pursuant to an agreement among stockholders, consist of: (a) two (2) directors to be designated by KKG Enterprises, LLC, including the Chairman of the Board of Directors (initially Krishna K. Gupta (as Chairman of the Board) and Stash Pomichter); (b) two (2) directors to be designated by Shiladitya Sengupta (initially Shiladitya Sengupta and Mohanjit Jolly); (c) the Chief Executive Officer, who shall be designated by Vyome Therapeutics, Inc., (initially Venkat Nelabhotla); and (d) one (1) non-employee director (initially John Tincoff). The certificate of amendment to our certificate of incorporation also specifies that the director designation rights of KKG Enterprises, LLC and Shiladitya Sengupta shall at all times be proportionate to the voting power held by each of KKG Enterprises, LLC and Shiladitya Sengupta, as a percentage of the overall votes entitled to be cast in the election of directors, in compliance with the applicable listing rules of the exchange on which the Company’s stock is listed for trading.

Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal.

Election of Officers and Family Relationships

Our executive officers are appointed by, and serve at the discretion of, our Board of Directors. There are no family relationships among any of our directors or executive officers.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of our code of business conduct and ethics is available on the investor relations page of our corporate website https://vyometx.com/investors/investor-home. We intend to post any amendments to our code of business conduct and ethics, or any waivers thereto, on our corporate website, or in filings under the Exchange Act.

Director Independence

Our Board of Directors has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise or impair such director’s ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board of Directors has determined that each of Krishna K. Gupta, Mohanjit Jolly, Stash Pomichter and John Tincoff, are “independent directors” as defined under the applicable rules and regulations of the Securities and Exchange Commission, or SEC, and the listing requirements and rules of Nasdaq.

Committees of the Board of Directors

Our Board of Directors has established an audit committee, a compensation committee and a nominating and governance committee, each of which have the composition and responsibilities described below. Members serve on these committees until their resignation or as otherwise determined by our Board of Directors.

Audit Committee

The members of our audit committee are Mohanjit Jolly (Chair), Krishna K. Gupta and John Tincoff. Our Board of Directors has determined that each of these persons satisfies the requirements for independence and financial literacy under the rules and regulations of Nasdaq and the SEC. Our Board of Directors has also determined that Mohanjit Jolly qualifies as an “audit committee financial expert,” as defined in the SEC rules, and satisfies the financial sophistication requirements of Nasdaq. The audit committee will be responsible for, among other things:

•        appointing, overseeing, and if need be, terminating any independent registered public accounting firm;

•        assessing the qualification, performance and independence of our independent registered public accounting firm;

•        reviewing the audit plan and pre-approving all audit and non-audit services to be performed by our independent registered public accounting firm;

•        reviewing our financial statements and related disclosures;

•        reviewing the adequacy and effectiveness of our accounting and financial reporting processes, systems of internal control and disclosure controls and procedures;

•        reviewing our overall risk management framework;

•        overseeing procedures for the treatment of complaints on accounting, internal accounting controls, or audit matters;

•        reviewing and discussing with management and the independent auditor the results of our annual audit, reviews of our quarterly financial statements and our publicly filed reports;

•        reviewing and approving related person transactions; and

•        preparing the audit committee report that the SEC requires in our annual proxy statement.

Our audit committee operates under a written charter, adopted by our Board of Directors, which satisfies the applicable rules and regulations of the SEC and the applicable listing standards of Nasdaq. Prior to August 15, 2025, Gary Blackford, Lori McDougal and Arda Minocherhomjee served on the Audit Committee. The Audit Committee held 6 meetings in 2025. During each of the meetings, the Audit Committee met in private session with our independent auditor and alone in executive session without members of management present.

Compensation Committee

The members of our compensation committee are Mohanjit Jolly (Chair), Krishna K. Gupta and John Tincoff. Our Board of Directors has determined that each of these non-employee directors meets the requirements for independence under the rules of Nasdaq and the SEC. The compensation committee will be responsible for, among other things:

•        reviewing the elements and amount of total compensation for executive officers;

•        formulating and recommending any proposed changes in the compensation of our Chief Executive Officer for approval by the board;

•        reviewing and approving any changes in the compensation for officers, other than our Chief Executive Officer;

•        administering our equity compensation plans;

•        reviewing annually our overall compensation philosophy and objectives, including compensation program objectives, target pay positioning and equity compensation; and

•        preparing the compensation committee report that the SEC will require in our annual proxy statement.

Our compensation committee operates under a written charter, adopted by our Board of Directors, which satisfies the applicable rules and regulations of the SEC and the applicable listing standards of Nasdaq. The Compensation Committee held 1 meeting in 2025. During each of the meetings, the Compensation Committee held an executive session without members of management present.

Nominating and Governance Committee

The members of our nominating and governance committee are Krishna K. Gupta (Chair), Mohanjit Jolly and Stash Pomichter. Our Board of Directors has determined that each of these non-employee directors meets the requirements for independence under the rules of Nasdaq for service on this committee. The nominating and governance committee will be responsible for, among other things:

•        evaluating and making recommendations regarding the composition, organization and governance of our Board of Directors and its committees,

•        identifying, recruiting and nominating director candidates to the board if and when necessary;

•        evaluating and making recommendations regarding the creation of additional committees or the change in mandate or dissolution of committees;

•        reviewing and making recommendations with regard to our corporate governance guidelines and compliance with laws and regulations; and

•        reviewing and approving conflicts of interest of our directors and corporate officers, other than related person transactions reviewed by the audit committee.

Our nominating and governance committee operates under a written charter adopted by our Board of Directors, which satisfies the applicable listing standards of Nasdaq. The Nominating and Corporate Governance Committee did not hold any meetings in 2025.

AI Committee

In addition to the above, the Company also has an Artificial Intelligence (AI) Committee of the Board. The AI Committee comprises Krishna K. Gupta, Mohanjit Jolly, and Stash Pomichter as members, all of which have deep AI expertise in artificial intelligence. The AI Committee is responsible for, among other things:

•        Evaluating AI opportunities in healthcare, biotech, and medtech;

•        Reviewing and prioritizing AI-driven healthcare projects;

•        Overseeing data strategy, quality, and governance for AI initiatives;

•        Ensuring compliance with healthcare and AI regulations;

•        Monitoring AI technology trends and competitor activity;

•        Assessing potential AI partnerships, investments, collaborations, and acquisitions;

•        Tracking return on investment and performance metrics of AI projects;

•        Advising the board on AI-related risks and mitigation strategies; and

•        Promoting internal AI adoption and talent development across the Company.

Meetings of our Board of Directors and Committees

The Board of Directors held 12 meetings in 2025. Each director attended 75% or more of the aggregate of meetings of our Board of Directors and the committees of our board on which such director served.

Our non-employee directors meet in executive session at each regular meeting of the Board without the Chief Executive Officer or any other member of management present.

Attendance by Members of the Board of Directors at the Annual Meeting of Stockholders

We encourage each member of our Board of Directors to attend our annual meeting of stockholders.

Process for Sending Communications to the Board of Directors

Our Board of Directors has established a procedure that enables stockholders to communicate in writing with members of our Board of Directors. Any such communication should be addressed and sent to our Secretary at c/o Vyome Holdings, Inc., One Mifflin Place, Suite 400, Cambridge, MA 02138. Any such communication must state, in a conspicuous manner, that it contains a stockholder communication and that it is intended for distribution to the entire board or to one or more members of our board, as applicable. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed. Under the procedures established by our Board of Directors, upon the Secretary’s receipt of such a communication, our Secretary will send a copy of such communication to each member of the Board or to the applicable director(s), identifying it as a communication received from a stockholder.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than ten percent of our common stock to file with the SEC reports showing ownership of and changes in ownership of our common stock and other equity securities. Based on a review of reports filed by these reporting persons, we believe that the only late reports in the financial year ended December 31, 2025 were a Form 3 and Form 4 filed on September 11, 2025 by Robert Dickey reporting his appointment as Interim Chief Financial Officer and a transaction on August 15, 2025, respectively, a Form 3 filed on September 11, 2025 and a Form 4 filed on September 22, 2025 by Venkat Nelabhotla reporting his appointment as President and Chief Executive Officer and a transaction on August 15, 2025, respectively, a Form 3 filed on September 18, 2025 by John Tincoff reporting his appointment as a member of our Board of Directors on August 15, 2025, a Form 3 filed on November 17, 2025 by Shiladitya Sengupta reporting his appointment as a member of our Board of Directors on August 15, 2025, a Form 3 filed on November 18, 2025 by Mohanjit Jolly reporting his appointment as a member of our Board of Directors on August 15, 2025, and a Form 3 filed on November 19, 2025 by Stash Pomichter reporting his appointment as a member of our Board of Directors on August 15, 2025. In addition, Krishna Gupta failed to file a Form 3 and a Form 4 reporting his appointment as a member of our Board of Directors and a transaction on August 15, 2025, respectively.

Involvement in Certain Legal Proceedings

Our directors and executive officers have not been involved in any of the following events during the past ten years:

1.      any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.      any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.      being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;

4.      being found by a court of competent jurisdiction in a civil action, the SEC or the Commodity Futures Trading Commission to have violated a Federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.     being subject of, or a party to, any Federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any Federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.      being subject of or party to any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Insider Trading Policy

The Company has adopted an insider trading policy governing the purchase, sale, and/or other disposition of its securities by its directors, officers, employees and independent contractors that the Company believes is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to the Company.

Directors, executive officers, employees and other related persons may not buy, sell or engage in other transactions in the Company’s shares while aware of material non-public information; buy or sell securities of other companies while aware of material non-public information about those companies that they became aware of as a result of business dealings between the Company and those companies; or disclose material non-public information to any unauthorized persons outside of the Company. The policy also restricts trading and other transactions for a limited group of Company employees (including executives and directors) to defined window periods that follow the Company’s quarterly earnings releases. In addition, it is the Company’s intent to comply with applicable laws and regulations relating to insider trading.

Anti-Hedging and Anti-Pledging Policies

We consider it improper and inappropriate for any director, officer or other employee of our company to engage in short-term or speculative transactions in our securities. Therefore, our insider trading policy provides that our directors, officers and other employees may not engage in specified hedging and pledging transactions. Specifically, our insider trading policy (i) requires any of our directors, officers or employees to pre-clear any proposed hedging transaction, including zero-cost collars and forward sales contracts and other similar transactions that allow such person to continue to own the covered security without the full risks and rewards of ownership, with our Board of Directors and (ii) prohibits our directors, officers and employees from holding our securities in a margin account or pledging our securities as collateral for a loan.

Management

The following table sets forth the name, age and position of each of our executive officers as of March 2, 2026.

Name	Age	Position
Executive Officers:
Venkat Nelabhotla	65	Chief Executive Officer
Robert Dickey IV	70	Interim Chief Financial Officer

Executive Officers

For information regarding Mr. Nelabhotla, see “Proposal No. 1: The Election of Directors Proposal — Information regarding Board of Directors” above.

Robert Dickey IV, age 70, has served as our Interim Chief Financial Officer since August 2025. He has over 25 years of experience as a CFO as well as in other C-level and Board positions in both private and publicly-traded life sciences and medical device companies. Mr. Dickey is experienced in all stages of the corporate lifecycle, including start-up, fundraising, going public, high growth, turnarounds and exit strategies. Earlier in his career, Mr. Dickey spent 18 years in investment banking, mostly at Lehman Brothers, with a background split between M&A and capital markets transactions. His expertise includes public and private financings, M&A, partnering/licensing transactions, project management, overseeing company’s finance and accounting functions, as well as interactions with Boards, VCs, shareholders and Wall Street. Mr. Dickey is the Founder and Managing Director at Foresite Advisors since 2020, which provides finance support and strategy for life science companies, including strategic CFO advisory, financial analysis and transactional support for fundraising and M&A. Mr. Dickey is also part of the Leadership Team at Cell One Partners since 2018, which provides consulting for cell and gene therapy companies. He currently serves as a member of the board of directors at AngioGenex, SFA Therapeutics and GSNO Therapeutics. Mr. Dickey holds an MBA from The Wharton School, University of Pennsylvania, and an AB from Princeton University. Mr. Dickey’s prior experiences as a CFO and board positions in both private and publicly-traded life sciences and medical device companies qualify him to serve as the Chief Financial Officer of the Company.

For details regarding compensation arrangements for Mr. Nelabhotla and Mr. Dickey, see “Executive Compensation” below.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the beneficial ownership of our shares as of March 2, 2026 by (i) each person or entity known by us to own beneficially more than 5% of our outstanding shares; (ii) each of our directors and executive officers individually; and (iii) all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the applicable rules and regulations of the SEC and includes voting or investment power with respect to our capital stock. Under such rules, beneficial ownership includes any shares over which the individual has the sole or shared voting power or investment power and any shares that the individual has the right to acquire within 60 days of March 2, 2026, through the exercise of stock options, warrants or other convertible securities or any other right. Shares of our common stock that a person has the right to acquire within 60 days of March 2, 2026 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights but are not deemed outstanding for purposes of computing the percentage ownership of any other person (except with respect to the percentage ownership of all directors and executive officers as a group). All of our shareholders, including the shareholders listed below, have the same voting rights attached to their shares of common stock. Unless otherwise noted below, each director’s, officer’s and shareholder’s address is care of Vyome Holdings, Inc., One Mifflin Place, Suite 400, Cambridge, MA 02138.

Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Common Stock Beneficial Ownership
5% Stockholders (Other than Directors and Executive Officers)
Iron Pillar Fund I Ltd.(1)	454,456	6.48%
Navam Capital Private Limited(2)	721,283	10.28%
MNI Ventures(3)	1,001,518	14.26%
Hunter Ventures Limited(4)	409,431	5.83%
Man Kwon Lam(5)	391,526	5.58%
Felix Kar Chung Lee(6)	391,526	5.58%
Directors and Executive Officers
Krishna Gupta(7)	586,068	8.28%
Venkat Nelabhotla(8)	615,236	8.06%
Mohanjit Jolly(9)	454,456	6.48%
Shiladitya Sengupta(10)	624,520	8.17%
Stash Pomichter(11)	17,832	*
John Tincoff(12)	17,832	*
Rob Dickey(13)	762	*
All directors and executive officers as a group (7 persons)	2,316,706	33.0%

____________

*        Less than 1%

(1)      Shareholding consists of 454,456 shares of common stock held by Iron Pillar Fund I Ltd.

(2)      Shareholding consists of 721,283 entitled shares of common stock held by Navam Capital Private Limited (all of which are subject to the put-call option agreements using its shares in Vyome Therapeutics, Inc. and Vyome Therapeutics Limited).

(3)      Shareholding consists of 1,001,518 shares of common stock held.

(4)      Shareholding consists of 409,431 shares of common stock held.

(5)      Shareholding consists of 391,526 shares of common stock held.

(6)      Shareholding consists of 391,526 shares of common stock held.

(7)      Consists of 6,232 shares of common stock held by Romulus Vyome Special Opportunity LP, 1,706 shares of common stock held by Romulus Vyome Special Opportunity III, LLC, 328,474 shares of common stock held by KKG Enterprises LLC and 249,456 of fully vested stock options. Krishna Gupta is the managing partner of Romulus Vyome Special Opportunity LP and Romulus Vyome Special Opportunity III, LLC. Romulus Vyome Special Opportunity LP and Romulus Vyome Special Opportunity III, LLC are affiliates.

(8)      Consists of 8 shares of common stock and 615,228 of fully vested stock options.

(9)      Consists of 454,456 shares of common stock held by Iron Pillar Fund I Ltd. Mohanjit Jolly is a general partner of Iron Pillar Fund I Ltd. Mohanjit Jolly is a general partner of Iron Pillar Fund I Ltd. and an advisor to and representative of Iron Pillar India Fund I for investments in Vyome.

(10)    Consists of 92 shares of common stock and 624,428 of fully vested stock options.

(11)    Consists of 17,832 fully vested stock options.

(12)    Consists of 17,832 fully vested stock options.

(13)    Consists of 762 shares of common stock.

Executive Compensation

Summary Compensation Table

The following table sets forth information regarding compensation earned by our named executive officers during our fiscal years ended December 31, 2025 and 2024.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Non-equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Venkat Nelabhotla(1)	2025	260,000	—	208,302	—	10,409		478,711
President and Chief Executive Officer
Robert Dickey IV(2)	2025	81,638	—	19,160	—	—		100,798
Interim Chief Financial Officer
Paul F. Hickey(3)	2025	200,000	60,733			600,000	(5)	860,733
Former President and Chief Executive Officer		323,984	80,000	—	—	—		403,984
Thomas Stankovich(4)	2025	96,009	10,000					106,099
Former Chief Financial Officer	2024	148,698	—	—	—	—		148,698

____________

(1)      Venkat Nelabhotla was appointed as the President and Chief Executive Officer of the Company effective upon the consummation of the Merger on August 15, 2025.

(2)      Robert Dickey IV was appointed as the Interim Chief Financial Officer of the Company effective upon the consummation of the Merger on August 15, 2025.

(3)      Paul F. Hickey resigned as the President and Chief Executive Officer of the Company effective upon the consummation of the Merger on August 15, 2025.

(4)      Thomas Stankovich resigned as the Chief Financial Officer of the Company effective upon the consummation of the Merger on August 15, 2025.

(5)      In the event Mr. Hickey’s employment is terminated by the Company without cause or Mr. Hickey resigns for good reasons, he will be entitled to receive a severance payment.

Venkat Nelabhotla

On September 30, 2019, Vyome Therapeutics, Inc. (“VTI”) and Mr. Nelabhotla entered into an employment agreement appointing Mr. Nelabhotla as the President and Chief Executive Officer of VTI. Pursuant to this agreement, Mr. Nelabhotla is entitled to a base salary of $260,000 per annum. The employment agreement also provides for an annual bonus of up to $133,572 contingent upon the achievement by VTI of any or all of the milestones described in the employment agreement. Both VTI and Mr. Nelabhotla can terminate the employment agreement for any reason or no reason (including, without limitation, for convenience, cause (as defined in the employment agreement) or good reason (as defined in the employment agreement).

In addition, Mr. Nelabhotla is entitled to severance payments under the employment agreement. Upon termination of the agreement by either party, VTI shall pay upon due adjustments or provide to Mr. Nelabhotla (or to his authorized representative or estate) any earned but unpaid base salary, annual bonus earned and payable but not yet paid, unpaid expense reimbursements and accrued but unused vacation on or before the time required by law but in no event more than 30 days after date of such termination. In the event the employment agreement is terminated without cause (as defined in the employment agreement) or by Mr. Nelabhotla for good reason, Mr. Nelabhotla shall be entitled to, among others, an amount equal to the sum of: (i) 75% of his base salary (as defined in the employment agreement); and (ii) 75% of his target bonus compensation (as defined in the employment agreement) for the then current fiscal year. In addition, subject to Mr. Nelabhotla’s continuous service to VTI from the date of the employment agreement through the closing of a change of control (as such term is defined in the VTI’s 2018 equity incentive plan) (or, in the event of any termination by VTI of the employment agreement pursuant to the employment agreement without cause at any time after VTI enters into a definitive agreement with respect to a change of control transaction and thereafter the closing of such change of control transaction is consummated), each outstanding stock option or other equity award in VTI held by Mr. Nelabhotla immediately prior to such closing that has not otherwise previously become vested shall automatically become fully vested immediately prior to such closing and, if applicable, shall automatically become exercisable immediately prior to such closing and, if applicable, shall automatically become exercisable immediately prior to such closing for one hundred percent (100%) of the shares of equity of VTI subject thereto.

Pursuant to the consummation of the Merger, Mr. Nelabhotla has been serving as the President and Chief Executive Officer of the Company under the terms of the aforementioned agreement between him and VTI until such time as the Board of Directors determines to enter into a new employment agreement.

Robert Dickey

On August 4, 2025, the Company entered into an agreement for the appointment of Robert Dickey as its full time Interim Chief Financial Officer. Pursuant to this agreement, Mr. Dickey is entitled to a payment of up to $15,000 per calendar month, prorated for partial months. The agreement can be terminated by either party for reasons, including, among others, cause (as defined in the agreement), upon fifteen (15) days prior written notice to the other party, without cause upon thirty (30) days prior written notice to the other party. The agreement does not provide for the payment of severance upon termination.

Long-Term Incentives

Our long-term equity incentive plans allow us the opportunity to grant stock options, restricted stock and other equity-based awards. In general, we view equity awards as incentives for future performance and not as compensation for past accomplishments. We also believe that equity awards reward continued employment by an executive officer, with an associated benefit to us of employee continuity and retention. The exercise price of stock options awarded by the Compensation Committee has been and will continue to be the closing sales price of our common stock on the date of grant.

On October 27, 2025, the stockholders of the Company approved the adoption of the 2025 Equity Incentive Plan, which was adopted by the Board of Directors on October 2, 2025 and replaced the prior 2022 Equity Incentive Plan. Under the 2025 Equity Incentive Plan, 2,000,000 shares of our common stock are available for issuance pursuant to future grants or awards.

The Compensation Committee and the Board of Directors do not grant equity awards according to a prescribed formula or target, although they review equity data from comparable companies to inform their decisions. In determining the number of equity awards granted to executive officers, individual responsibilities and experience, as well as contributions and achievements are considered, and, in appropriate circumstances, the Compensation Committee considers the recommendations of the Chief Executive Officer. The objectives utilized to assess individual contributions and achievements vary depending on the individual executive, but relate generally to strategic factors such as clinical and regulatory progress, commercialization, research and development, continued establishment of intellectual property and implementation of appropriate financing strategies. While the Chief Executive Officer may provide recommendations to the Compensation Committee regarding the number of equity awards granted to other executive officers from time to time, he does not make a recommendation as to his equity awards.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the outstanding equity award holdings held by our named executive officers at December 31, 2025.

Outstanding Equity Awards
	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Venkat Nelabhotla(1)	985,184	N/A	N/A	0.41	7/31/35	N/A	N/A	N/A	N/A
President and	109			2,400	12/21/28
Chief Executive Officer	75			4,500	12/21/28
Robert Dickey IV(2)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Interim Chief Financial Officer
Paul F. Hickey(3)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Former President and Chief Executive Officer
Thomas Stankovich(4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Former Chief Financial Officer

____________

(1)      Venkat Nelabhotla was appointed as the President and Chief Executive Officer of the Company effective upon the consummation of the Merger on August 15, 2025.

(2)      Robert Dickey IV was appointed as the Interim Chief Financial Officer of the Company effective upon the consummation of the Merger on August 15, 2025.

(3)      Paul F. Hickey resigned as the President and Chief Executive Officer of the Company effective upon the consummation of the Merger on August 15, 2025.

(4)      Thomas Stankovich resigned as the Chief Financial Officer of the Company effective upon the consummation of the Merger on August 15, 2025.

Director Compensation

For 2025, each non-employee director received no compensation for serving on the Board.

We reimburse all of our non-employee directors for reasonable travel and other expenses incurred in attending Board and committee meetings. Directors who also serve as employees of the Company receive no additional compensation for serving as a director. Mr. Nelabhotla is the only director who is also an employee of the Company.

The following table shows the compensation of the non-employee members of our Board of Directors during fiscal year 2025:

Director Compensation in 2025

Name(1)	Fees Earned or Paid in Cash ($)(2)
Krishna K. Gupta*	Nil
Stash Pomichter*	Nil
Shiladitya Sengupta*	Nil
John Tincoff*	Nil
Mohanjit Jolly*	Nil
Dan Gladney*	Nil
Gary Blackford(3)	Nil
Lori McDougal*	Nil
Arda Minocherhomjee*	Nil

____________

(1)      Venkat Nelabhotla, our President and Chief Executive Officer, and Paul Hickey, our former President and Chief Executive Officer (who resigned effective upon consummation of the Merger) are not included in this table because they were each an employee of the Company during 2025 and thus received no compensation for their services as a director. The compensation that Mr. Nelabhotla and Mr. Hickey received as employees of the Company is shown in the “Summary Compensation Table.”

(2)      The amounts in this column include the annual Board of Director and committee retainer amounts for 2025 described above under the heading “Director Compensation.”

(3)      Gary Blackford resigned from the Board of Directors and all related committees effective March 15, 2025.

*        In connection with the consummation of the Merger and pursuant to the Merger Agreement, on August 15, 2025, the Board elected and designated Krishna Gupta, Stash Pomichter, Shiladitya Sengupta, John Tincoff and Mohanjit Jolly to the Board of Directors effective immediately. Dan Gladney, Lori McDougal and Arda Minocherhomjee resigned as directors of the Company effective upon the consummation of the Merger.

Actions to Recover Erroneously Awarded Compensation

At no time during the last fiscal year was the Company required to prepare an accounting restatement that required recovery of an erroneously awarded compensation pursuant to our Clawback Policy.

Policies and Practices related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information (“MNPI”)

The Company has a strict policy of not issuing options or allowing its insiders to conduct stock trades at times, subject to any allowable trades that might occur pursuant to a 10b5-1 Trading Plan, where MNPI is known or a material transaction is anticipated to occur. Each insider and employee of the Company is required to read and sign the Company’s Insider Trading Policy, which prescribes certain set periods that prohibit insider trading. Other than as established for black-out periods associated with our quarterly and annual financial statement filings, our executive management will also issue notices of black-out trading periods if they are aware of material transactions which they anticipate closing.

The timing of equity award grants is determined with consideration to a variety of factors, including but not limited to, the achievement of pre-established performance targets, market conditions and internal milestones. The Company does not follow a predetermined schedule for the granting of equity awards; instead, each grant is considered on a case-by-case basis to align with the Company’s strategic objectives and to ensure the competitiveness of our compensation packages.

In determining the timing and terms of an equity award, the Board or the Compensation Committee may consider MNPI to ensure that such grants are made in compliance with applicable laws and regulations. The Board’s or the Compensation Committee’s procedures to prevent the improper use of MNPI in connection with the granting of equity awards include oversight by legal counsel and, where appropriate, delaying the grant of equity awards until the public disclosure of such MNPI.

The Company is committed to maintaining transparency in its executive compensation practices and to making equity awards in a manner that is not influenced by the timing of the disclosure of MNPI for the purpose of affecting the value of executive compensation. The Company regularly reviews its policies and practices related to equity awards to ensure they meet the evolving standards of corporate governance and continue to serve the best interests of the Company and its stockholders.

In the year ended December 31, 2025, no options were granted to our named executive officers within four business days prior to, or one business day following, the filing or furnishing of a periodic or current report by us that disclosed MNPI.

Certain Relationships and Related Party Transactions

Review of Related Person Transactions

In accordance with its written charter, our Audit Committee is responsible for reviewing all related party transactions as they are presented, and the approval of the Audit Committee is required for all such transactions. The term “related party transactions” refers to transactions required to be disclosed in our filings with the SEC pursuant to Item 404 of Regulation S-K.

As a smaller reporting company, we are also required to review and approve any transaction, arrangement or relationship in which our company is a participant, the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and a related person has a direct or indirect material interest. In considering related party transactions, our Audit Committee is guided by its fiduciary duty to our stockholders. Our Audit Committee does not have any written or oral policies or procedures regarding the review, approval and ratification of transactions with related parties. Additionally, each of our directors and executive officers are required to annually complete a directors’ and officers’ questionnaire that elicits information about related party transactions. Our Nominating and Governance Committee and Board of Directors annually review all transactions and relationships disclosed in the director and officer questionnaires, and the Board makes a formal determination regarding each director’s independence.

Except as set forth below, there were no transactions since the beginning of the fiscal year beginning January 1, 2024, or any currently proposed transactions, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

•        On January 1, 2019, Dr. Shiladitya Sengupta, a member of our Board of Directors, entered into a consulting agreement and an addendum (together, “Consulting Agreement”) with Vyome Therapeutics, Inc. (“VTI”) to provide certain consulting services to VTI. Under the Consulting Agreement, Dr. Sengupta is entitled to a fee of $100,000 per annum payable in four equal instalments every quarter. Both VTI and Dr. Sengupta can terminate the Consulting Agreement for any reason or no reason (including, without limitation, for convenience or cause (as defined in the Consulting Agreement) upon giving of 30 days prior written notice of such termination. Dr. Sengupta has been acting as a consultant to the Company under the terms of the aforementioned agreement between him and VTI until such time as the Board of Directors of the Company determines to enter into a new agreement. In addition, Dr. Sengupta also received stock awards of VTI with an estimated fair value of $151,939 in the financial year ended December 31, 2024.

Director Independence

Our Board of Directors has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise or impair such director’s ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board of Directors has determined that each of Krishna K. Gupta, Mohanjit Jolly, Stash Pomichter and John Tincoff, are “independent directors” as defined under the applicable rules and regulations of the Securities and Exchange Commission, or SEC, and the listing requirements and rules of Nasdaq.

Report of the Audit Committee

The Report of the Audit Committee does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in those filings, except to the extent that the Company specifically incorporates the Report of the Audit Committee by reference therein.

The Audit Committee of the Board of Directors is responsible for assisting the Board in monitoring the integrity of the consolidated financial statements of the Company, compliance by the Company with legal and regulatory requirements, and the independence and performance of the Company’s internal and external auditors.

The consolidated financial statements of the Company for the year ended December 31, 2024, were audited by Kreit & Chiu CPA LLP as the independent registered public accounting firm for the Company.

As part of its activities, the Audit Committee:

1.      Reviewed and discussed with management the audited consolidated financial statements of the Company;

2.      Discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 1301 (Communications with Audit Committees);

3.      Received the written disclosures and letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence; and

4.      Discussed with the independent registered public accounting firm their independence and concluded that it is independent from the Company and its management.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of the Company for the year ended December 31, 2025, be included in our 2025 Annual Report.

This report is submitted on behalf of the members of the audit committee and shall not be deemed “soliciting material” or to be “filed” with the SEC, nor shall it be incorporated by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under these Acts.

The Audit Committee:
Mohanjit Jolly
Krishna K. Gupta
John Tincoff

Shareholder Proposals for Next Annual Meeting

Stockholders interested in presenting a proposal to be considered for inclusion in the proxy statement relating to the 2027 annual meeting of stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be considered for inclusion, stockholder proposals must be submitted in writing to Vyome Holdings, Inc., One Mifflin Place, Suite 400, Cambridge, MA 02138, Attention: Corporate Secretary, no later than November 30, 2026 which is 120 calendar days prior to the anniversary of the date of this Proxy Statement. Any such proposal must meet the requirements of the Bylaws and all applicable laws and regulations.

Stockholders intending to present a proposal at next year’s annual meeting of stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 105th day and not later than the close of business on the 75th day prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of such a proposal or nomination for next year’s annual meeting of stockholders no earlier than the close of business on January 11, 2027 and no later than the close of business on February 8, 2027. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of next year’s annual meeting of stockholders is more than 30 days before or more than 60 days after the date of this year’s annual meeting of stockholders, then our Secretary must receive such written notice not earlier than the close of business on the 105th day prior to next year’s annual meeting and not later than the close of business on the 75th day prior to next year’s annual meeting or the 10th day following the day on which public disclosure of the date of such meeting is first made by the Company. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases, notwithstanding the stockholder’s compliance with this deadline. The submission of a stockholder proposal does not guarantee that it will be presented at the annual meeting. Stockholders interested in submitting a proposal are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable federal securities laws and the Company’s bylaws, as applicable.

Householding

Householding is a program adopted by the SEC that permits companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual reports, proxy statements and the notices of internet availability of proxy materials sent to multiple stockholders of record who have the same address by delivering a single annual report, proxy statement or notice of internet availability of proxy materials to that address. Householding is designed to reduce a company’s printing costs and postage fees. Brokers with account holders who are stockholders of our company may be householding our proxy materials. If your household participates in the householding program, you will receive one copy of the Proxy Statement (including the Notice hereunder) and 2025 Annual Report. If you are a beneficial holder, you can request information about householding from your broker, bank or other nominee. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement (including the notice hereunder) or annual report, please notify your broker if your shares are held in a brokerage account or us if you are a stockholder of record. You can notify us by sending a written request to Vyome Holdings, Inc., One Mifflin Place, Suite 400, Cambridge, MA 02138, Attention: Secretary. In addition, we will promptly deliver, upon written request to the address above, a separate copy of the 2025 Annual Report and this Proxy Statement to a stockholder at a shared address to which a single copy of the documents was delivered.

A stockholder who currently receives multiple copies of the Proxy Statement (including the Notice hereunder) and 2025 Annual Report at its address and would like to request “householding” should also contact its broker and notify us using the contact information above.

Where to Get Additional Information

As a reporting company, we are subject to the informational requirements of the Exchange Act, and accordingly, we are required to file our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, proxy statements, and other information with the SEC. As an electronic filer, our public filings are maintained on the SEC’s website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. In addition, our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act may be accessed free of charge through our website as soon as reasonably practicable after we have electronically filed such material with, or furnished it to, the SEC. Our SEC filings are available to the public at the SEC website at www.sec.gov.

Other Matters

As of the date of this Proxy Statement, our Board of Directors is not aware of any matters, other than those stated above, that may be brought before the Annual Meeting. The persons named in the enclosed form of proxy or their substitutes will vote with respect to any such matters in accordance with their best judgment.

By Order of the Board of Directors:

Venkat Nelabhotla
Chief Executive Officer

March 30, 2026

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (excluding exhibits)
is available without charge upon written request to: Vyome Holdings, Inc., One Mifflin Place, Suite 400, Cambridge, MA 02138, Attention: Secretary. Our 2025 Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material. Our 2025 Annual Report is also available online at https://vyometx.com/investors/investor-home.

APPENDIX A

CERTIFICATE OF TENTH
AMENDMENT TO THE
RESTATED CERTIFICATE OF INCORPORATION
OF
VYOME HOLDINGS, INC.,

Vyome Holdings, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

FIRST: That the undersigned is the duly elected and acting Chief Executive Officer of the Corporation.

SECOND: That, pursuant to Section 242 of the Delaware General Corporation Law (the “DGCL”), the first paragraph of Article IV, Section 1 of the Restated Certificate of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

“1.    Total Authorized. The total number of shares of all classes of stock that the Corporation has authority to issue is Sixty Million (60,000,000) shares, consisting of two classes: Fifty Million (50,000,000) shares of Common Stock, $0.001 par value per share (“Common Stock”), and Ten Million (10,000,000) shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”).”

THIRD: That the foregoing Certificate of Amendment of the Restated Certificate of Incorporation of the Corporation has been duly adopted and approved by the Board of Directors and stockholders of the Corporation in accordance with the applicable provisions of Sections 228 and 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the undersigned hereby further declares and certifies under penalty of perjury that the facts set forth in the foregoing certificate are true and correct to the knowledge of the undersigned, and that this certificate is the act and deed of the undersigned.

Executed on this [    ] day of [    ], 2026.

By:
Venkat Nelabhotla
Chief Executive Officer

A-1

VYOME HOLDINGS, INC. HARVARD SQUARE ONE MIFFLIN PLACE SUITE 400,CAMBRIDGE, MA 02138 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 23, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 23, 2026. Have your proxy card in hand when you call and then follow the instructions. Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V92571-P49694 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY VYOME HOLDINGS, INC. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) Venkat Nelabhotla 02) John Tincoff The Board of Directors recommends you vote FOR the following proposals: 2. Approve a decrease in the authorized shares of common stock of the Company to 50,000,000. 3. Ratify the appointment of Kreit & Chiu CPA LLP as independent registered public accounting firm for fiscal 2026. 4. Approve the advisory, non-binding vote on executive compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Form 10-K are available at www.proxyvote.com. V92572-P49694 VYOME HOLDINGS, INC. ANNUAL MEETING OF STOCKHOLDERS APRIL 24, 2026 12:00 PM ET THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints VENKAT NELABHOTLA and ROBERT DICKEY, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of VYOME HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 PM ET, on APRIL 24, 2026, at the offices of Sichenzia Ross Ference Carmel LLP, 1185 Avenue of the Americas, 26th Floor, New York, NY 10036 and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. CONTINUED AND TO BE SIGNED ON REVERSE SIDE